                     NABORS INDUSTRIES LTD. AND SUBSIDIARIES

                                SEGMENT REPORTING
                               2003, 2002 AND 2001

                                 (IN THOUSANDS)

The following table sets forth certain information with respect to our reportable segments, rig and well-servicing activity:

                                                                                             2001
                                                            ------------------------------------------------------------------------
                                                                 1Q             2Q            3Q             4Q          FULL YEAR
                                                            ------------------------------------------------------------------------
Operating revenues and Earnings from unconsolidated
 affiliates:
 Contract drilling: (1)
      U.S. Lower 48 Land Drilling                           $   238,351    $   303,571    $   307,660    $   163,247    $ 1,012,829
      U.S. Land Well-servicing                                   83,041         90,389         92,183         80,172        345,785
      U.S. Offshore                                              58,789         69,323         57,791         40,175        226,078
      Alaska                                                     35,126         32,634         32,831         33,043        133,634
      Canada                                                     30,250         15,845         17,518         22,697         86,310
      International                                              57,677         60,925         78,786         85,016        282,404
                                                            -----------    -----------    -----------    -----------    -----------
       Subtotal contract drilling (2)                           503,234        572,687        586,769        424,350      2,087,040

 Manufacturing and logistics (3) (4)                             64,772         74,166         70,536         49,824        259,298
 Other (5)                                                      (26,839)       (35,373)       (34,888)       (21,168)      (118,268)
                                                            -----------    -----------    -----------    -----------    -----------
   Total                                                    $   541,167    $   611,480    $   622,417    $   453,006    $ 2,228,070
                                                            ===========    ===========    ===========    ===========    ===========
Adjusted cash flow derived from operating activities: (6)
 Contract drilling: (1)
      U.S. Lower 48 Land Drilling                           $    77,318    $   114,770    $   128,794    $    43,974    $   364,856
      U.S. Land Well-servicing                                   18,257         22,918         21,913         19,314         82,402
      U.S. Offshore                                              11,743         18,240         12,007         13,117         55,107
      Alaska                                                     13,031         11,505         10,740          9,628         44,904
      Canada                                                     13,453          5,981          7,675         10,355         37,464
      International                                              19,375         19,696         24,371         26,153         89,595
                                                            -----------    -----------    -----------    -----------    -----------
       Subtotal contract drilling                               153,177        193,110        205,500        122,541        674,328

 Manufacturing and logistics (3)                                 27,127         32,249         29,773         16,621        105,770
 Other (7)                                                      (12,545)       (13,727)       (15,375)       (12,844)       (54,491)
                                                            -----------    -----------    -----------    -----------    -----------
   Total                                                        167,759        211,632        219,898        126,318        725,607
Depreciation and amortization                                   (43,730)       (50,746)       (54,413)       (41,007)      (189,896)
                                                            -----------    -----------    -----------    -----------    -----------
Adjusted income derived from operating activities (8)           124,029        160,886        165,485         85,311        535,711

Interest expense                                                (12,464)       (14,513)       (15,395)       (18,350)       (60,722)
Interest income                                                  13,260         15,676         13,636         11,401         53,973
Other income, net                                                 9,268          3,056          5,400         10,926         28,650
                                                            -----------    -----------    -----------    -----------    -----------
Income before income taxes                                  $   134,093    $   165,105    $   169,126    $    89,288    $   557,612
                                                            -----------    -----------    -----------    -----------    -----------
Income tax (benefit) expense:
  Current                                                        14,935         11,388         27,503         29,892         83,718
  Deferred                                                       36,020         49,702         33,382         (2,660)       116,444
                                                            -----------    -----------    -----------    -----------    -----------
    Total income tax (benefit) expense                           50,955         61,090         60,885         27,232        200,162
                                                            -----------    -----------    -----------    -----------    -----------
Net income                                                  $    83,138    $   104,015    $   108,241    $    62,056    $   357,450
                                                            ===========    ===========    ===========    ===========    ===========
Earnings per share:
  Basic                                                     $       .57    $       .71    $       .75    $       .44    $      2.48
  Diluted                                                   $       .51    $       .63    $       .68    $       .41    $      2.24

Weighted average number of common shares outstanding:
  Basic                                                         146,696        146,539        143,610        140,874        144,430
  Diluted                                                       170,261        173,309        167,384        164,206        168,790

Net cash provided by operating activities from our
   consolidated statements of cash flows                    $    61,954    $   179,003    $   268,254    $   185,874    $   695,085

Rig years:
      U.S. Lower 48 Land Drilling                                 221.0          242.5          230.6          145.4          209.7
      U.S. Offshore                                                31.4           34.1           28.8           21.1           28.8
      Alaska                                                       10.7           10.5           11.0           11.2           10.9
      Canada                                                       29.1           14.9           17.9           19.7           20.4
      International                                                52.9           51.6           57.7           55.7           54.5
                                                            -----------    -----------    -----------    -----------    -----------
       Total rig years                                            345.1          353.6          346.0          253.1          324.3
                                                            ===========    ===========    ===========    ===========    ===========
Rig hours:
      U.S. Land Well-servicing                                  303,415        307,689        296,673        262,327      1,170,104
      Canada Well-servicing                                          --             --             --             --             --
                                                            -----------    -----------    -----------    -----------    -----------
       Total rig hours                                          303,415        307,689        296,673        262,327      1,170,104
                                                            ===========    ===========    ===========    ===========    ===========

                                                                                             2002
                                                            ------------------------------------------------------------------------
                                                                 1Q             2Q            3Q             4Q          FULL YEAR
                                                            ------------------------------------------------------------------------
Operating revenues and Earnings from unconsolidated
 affiliates:
 Contract drilling: (1)
      U.S. Lower 48 Land Drilling                           $   109,159    $    97,022    $    92,298    $    81,743    $   380,222
      U.S. Land Well-servicing                                   73,703         76,250         74,168         70,307        294,428
      U.S. Offshore                                              27,472         23,958         24,446         29,841        105,717
      Alaska                                                     39,994         30,947         26,359         20,899        118,199
      Canada                                                     28,017         20,935         41,387         51,158        141,497
      International                                              80,088         77,062         77,430         85,580        320,160
                                                            -----------    -----------    -----------    -----------    -----------
       Subtotal contract drilling (2)                           358,433        326,174        336,088        339,528      1,360,223

 Manufacturing and logistics (3) (4)                             40,042         41,554         33,692         59,487        174,775
 Other (5)                                                      (11,638)       (11,210)       (14,702)       (16,230)       (53,780)
                                                            -----------    -----------    -----------    -----------    -----------
   Total                                                    $   386,837    $   356,518    $   355,078    $   382,785    $ 1,481,218
                                                            ===========    ===========    ===========    ===========    ===========
Adjusted cash flow derived from operating activities: (6)
 Contract drilling: (1)
      U.S. Lower 48 Land Drilling                           $    28,086    $    23,723    $    21,359    $    16,249    $    89,417
      U.S. Land Well-servicing                                   14,539         16,187         14,320         13,185         58,231
      U.S. Offshore                                               1,961          1,150          3,891         12,092         19,094
      Alaska                                                     13,606         10,255         11,371          8,157         43,389
      Canada                                                     12,634          2,509          9,067         13,917         38,127
      International                                              29,902         27,690         27,206         28,843        113,641
                                                            -----------    -----------    -----------    -----------    -----------
       Subtotal contract drilling                               100,728         81,514         87,214         92,443        361,899

 Manufacturing and logistics (3)                                 13,709         13,000          8,282          7,713         42,704
 Other (7)                                                       (9,699)        (9,010)       (11,276)        (9,205)       (39,190)
                                                            -----------    -----------    -----------    -----------    -----------
   Total                                                        104,738         85,504         84,220         90,951        365,413
Depreciation and amortization                                   (43,681)       (47,984)       (52,084)       (51,616)      (195,365)
                                                            -----------    -----------    -----------    -----------    -----------
Adjusted income derived from operating activities (8)            61,057         37,520         32,136         39,335        170,048

Interest expense                                                (14,615)       (14,418)       (17,772)       (20,263)       (67,068)
Interest income                                                   9,251          8,142          8,145          8,548         34,086
Other income, net                                                   497          2,649           (994)         1,556          3,708
                                                            -----------    -----------    -----------    -----------    -----------
Income before income taxes                                  $    56,190    $    33,893    $    21,515    $    29,176    $   140,774
                                                            -----------    -----------    -----------    -----------    -----------
Income tax (benefit) expense:
  Current                                                         4,443          2,514          1,774          1,454         10,185
  Deferred                                                        9,805          5,959         (7,181)           517          9,100
                                                            -----------    -----------    -----------    -----------    -----------
    Total income tax (benefit) expense                           14,248          8,473         (5,407)         1,971         19,285
                                                            -----------    -----------    -----------    -----------    -----------
Net income                                                  $    41,942    $    25,420    $    26,922    $    27,205    $   121,489
                                                            ===========    ===========    ===========    ===========    ===========
Earnings per share:
  Basic                                                     $       .30    $       .18    $       .19    $       .19    $       .85
  Diluted                                                   $       .28    $       .17    $       .18    $       .18    $       .81

Weighted average number of common shares outstanding:
  Basic                                                         140,970        143,188        145,078        145,385        143,655
  Diluted                                                       154,768        150,451        151,158        151,717        149,997

Net cash provided by operating activities from our
   consolidated statements of cash flows                    $   103,363    $    91,322    $    91,004    $    86,756    $   372,445

Rig years:
      U.S. Lower 48 Land Drilling                                 107.7          105.6          103.2           95.5          103.0
      U.S. Offshore                                                14.9           14.5           14.5           14.0           14.5
      Alaska                                                       11.3            9.6            8.8            7.7            9.3
      Canada                                                       27.0           11.4           23.4           29.6           22.9
      International                                                52.3           53.5           54.6           59.9           55.1
                                                            -----------    -----------    -----------    -----------    -----------
       Total rig years                                            213.2          194.6          204.5          206.7          204.8
                                                            ===========    ===========    ===========    ===========    ===========
Rig hours:
      U.S. Land Well-servicing                                  242,279        262,326        259,688        250,364      1,014,657
      Canada Well-servicing                                          --         30,528         62,553         71,704        164,785
                                                            -----------    -----------    -----------    -----------    -----------
       Total rig hours                                          242,279        292,854        322,241        322,068      1,179,442
                                                            ===========    ===========    ===========    ===========    ===========

                                                                       2003
                                                            --------------------------
                                                                 1Q             2Q
                                                            --------------------------
Operating revenues and Earnings from unconsolidated
 affiliates:
 Contract drilling: (1)
      U.S. Lower 48 Land Drilling                           $    91,688    $   116,605
      U.S. Land Well-servicing                                   76,660         81,504
      U.S. Offshore                                              21,714         24,680
      Alaska                                                     35,968         30,446
      Canada                                                    100,788         49,836
      International                                              87,191         96,599
                                                            -----------    -----------
       Subtotal contract drilling (2)                           414,009        399,670

 Manufacturing and logistics (3) (4)                             55,189         46,572
 Other (5)                                                      (13,458)       (12,331)
                                                            -----------    -----------
   Total                                                    $   455,740    $   433,911
                                                            ===========    ===========
Adjusted cash flow derived from operating activities: (6)
 Contract drilling: (1)
      U.S. Lower 48 Land Drilling                           $    14,051    $    23,445
      U.S. Land Well-servicing                                   15,145         18,811
      U.S. Offshore                                               1,103          5,112
      Alaska                                                     18,162         13,414
      Canada                                                     33,253          5,453
      International                                              28,142         33,350
                                                            -----------    -----------
       Subtotal contract drilling                               109,856         99,585

 Manufacturing and logistics (3)                                 10,867          4,883
 Other (7)                                                      (10,788)        (9,831)
                                                            -----------    -----------
   Total                                                        109,935         94,637
Depreciation and amortization                                   (53,926)       (56,652)
                                                            -----------    -----------

Adjusted income derived from operating activities (8)            56,009         37,985

Interest expense                                                (20,070)       (18,644)
Interest income                                                   7,693          6,998
Other income, net                                                    24             23
                                                            -----------    -----------
Income before income taxes                                  $    43,656    $    26,362
                                                            -----------    -----------
Income tax (benefit) expense:
  Current                                                         4,060          3,226
  Deferred                                                       (8,461)        (5,883)
                                                            -----------    -----------
    Total income tax (benefit) expense                           (4,401)        (2,657)
                                                            -----------    -----------
Net income                                                  $    48,057    $    29,019
                                                            ===========    ===========
Earnings per share:
  Basic                                                     $       .33    $       .20
  Diluted                                                   $       .31    $       .19

Weighted average number of common shares outstanding:
  Basic                                                         145,708        146,382
  Diluted                                                       160,404        153,359

Net cash provided by operating activities from our
   consolidated statements of cash flows                    $    26,033    $    94,738

Rig years:
      U.S. Lower 48 Land Drilling                                 108.9          136.8
      U.S. Offshore                                                13.4           15.0
      Alaska                                                        8.7            9.1
      Canada                                                       58.8           23.4
      International                                                57.1           59.8
                                                            -----------    -----------
       Total rig years                                            246.9          244.1
                                                            ===========    ===========

Rig hours:
      U.S. Land Well-servicing                                  273,513        281,810
      Canada Well-servicing                                      92,702         46,458
                                                            -----------    -----------
       Total rig hours                                          366,215        328,268
                                                            ===========    ===========

(1) This segment includes our drilling, workover and well-servicing operations, on land and offshore.

(2) Includes Earnings from unconsolidated affiliates, accounted for by the equity method, of $.9 million and $1.0 million for the three months ended March 31 and June 30, 2003, respectively. Includes Earnings from unconsolidated affiliates, accounted for by the equity method, of $1.1 million, $1.0 million, $.9 million and $.8 million for the three months ended March 31, June 30, September 30 and December 31, 2002, respectively, and $3.9 million for the twelve months ended December 31, 2002. Includes Earnings from unconsolidated affiliates, accounted for by the equity method, of $2.1 million, $1.9 million, $2.3 million and $2.8 million for the three months ended March 31, June 30, September 30 and December 31, 2001, respectively, and $9.0 million for the twelve months ended December 31, 2001.

(3) This segment includes our marine transportation and supply services, top drive manufacturing, directional drilling, rig instrumentation and software, and construction and logistics operating units.

(4) Includes Earnings from unconsolidated affiliates, accounted for by the equity method, of $5.0 million and $1.4 million for the three months ended March 31 and June 30, 2003, respectively. Includes Earnings from unconsolidated affiliates, accounted for by the equity method, of $4.5 million, $3.4 million, $1.0 million and $2.0 million for the three months ended March 31, June 30, September 30 and December 31, 2002, respectively, and $10.9 million for the twelve months ended December 31, 2002. Includes Earnings from unconsolidated affiliates, accounted for by the equity method, of $5.9 million, $5.8 million, $3.8 million and $1.7 million for the three months ended March 31, June 30, September 30 and December 31, 2001, respectively, and $17.3 million for the twelve months ended December 31, 2001.

(5) Includes the elimination of inter-segment manufacturing and logistics sales.

(6) Adjusted cash flow derived from operating activities is computed by: subtracting direct costs and general and administrative expenses from Operating revenues and then adding Earnings from unconsolidated affiliates. Such amounts should not be used as a substitute to those amounts reported under accounting principles generally accepted in the United States of America (GAAP). However, management evaluates the performance of our business units based on several criteria, including adjusted cash flow derived from operating activities, because it believes that this financial measure is an accurate reflection of the ongoing performance of our business units. The following is a reconciliation of net cash provided by operating activities from our consolidated statements of cash flows, which is a GAAP measure, to this non-GAAP measure:

                                                                                         2001
                                                            --------------------------------------------------------------
                                                                1Q           2Q           3Q           4Q       FULL YEAR
                                                            --------------------------------------------------------------
(IN THOUSANDS)
Net cash provided by operating activities from our
   consolidated statements of cash flows                    $  61,954    $ 179,003    $ 268,254    $ 185,874    $ 695,085

Interest expense                                               12,464       14,513       15,395       18,350       60,722
Interest income                                               (13,260)     (15,676)     (13,636)     (11,401)     (53,973)
Other income, net                                              (9,268)      (3,056)      (5,400)     (10,926)     (28,650)
Current income tax expense                                     14,935       11,388       27,503       29,892       83,718
Deferred financing costs amortization                            (179)        (251)      (1,180)      (4,729)      (6,339)
Discount amortization on long-term debt                        (6,343)      (8,444)      (8,496)      (8,549)     (31,832)
Amortization of loss on cash flow hedges                           --           --           --           --           --
Gains (losses) on long-term assets, net                         4,427          561        4,816          442       10,246
Gains (losses) on marketable securities                         3,862        3,353          904       (8,593)        (474)
Loss on derivative instruments                                     --           --           --           --           --
Sales of marketable securities, trading                            --           --           --           --           --
Foreign currency transaction gains (losses)                       482         (185)         350         (228)         419
Gain (loss) on early extinguishment of debt                        --           --           --       15,330       15,330
Equity in earnings (losses) of unconsolidated affiliates,
   net of dividends                                             8,038        4,904         (136)       3,027       15,833
Decrease (increase), net of effects from acquisitions,
  from changes in balance sheet accounts                       90,647       25,522      (68,476)     (82,171)     (34,478)
                                                            ---------    ---------    ---------    ---------    ---------
Adjusted cash flow derived from operating activities        $ 167,759    $ 211,632    $ 219,898    $ 126,318    $ 725,607
                                                            =========    =========    =========    =========    =========

                                                                                         2002
                                                            --------------------------------------------------------------
                                                                1Q           2Q           3Q           4Q       FULL YEAR
                                                            --------------------------------------------------------------
(IN THOUSANDS)
Net cash provided by operating activities from our
   consolidated statements of cash flows                    $ 103,363    $  91,322    $  91,004    $  86,756    $ 372,445

Interest expense                                               14,615       14,418       17,772       20,263       67,068
Interest income                                                (9,251)      (8,142)      (8,145)      (8,548)     (34,086)
Other income, net                                                (497)      (2,649)         994       (1,556)      (3,708)
Current income tax expense                                      4,443        2,514        1,774        1,454       10,185
Deferred financing costs amortization                          (1,098)      (1,098)      (1,598)      (1,328)      (5,122)
Discount amortization on long-term debt                        (7,597)      (7,673)      (7,661)      (7,859)     (30,790)
Amortization of loss on cash flow hedges                           --           --           --          (50)         (50)
Gains (losses) on long-term assets, net                          (106)        (722)        (298)       5,696        4,570
Gains (losses) on marketable securities                         2,474          476         (564)         491        2,877
Loss on derivative instruments                                     --           --           --       (1,983)      (1,983)
Sales of marketable securities, trading                            --           --           --           --           --
Foreign currency transaction gains (losses)                      (217)       2,524         (368)      (1,453)         486
Gain (loss) on early extinguishment of debt                      (202)          --           --           --         (202)
Equity in earnings (losses) of unconsolidated affiliates,
   net of dividends                                             3,439       (1,315)         (58)       2,834        4,900
Decrease (increase), net of effects from acquisitions,
  from changes in balance sheet accounts                       (4,628)      (4,151)      (8,632)      (3,766)     (21,177)
                                                            ---------    ---------    ---------    ---------    ---------
Adjusted cash flow derived from operating activities        $ 104,738    $  85,504    $  84,220    $  90,951    $ 365,413
                                                            =========    =========    =========    =========    =========

                                                                     2003
                                                            -----------------------
                                                                1Q           2Q
                                                            -----------------------
(IN THOUSANDS)
Net cash provided by operating activities from our
   consolidated statements of cash flows                    $  26,033    $  94,738

Interest expense                                               20,070       18,644
Interest income                                                (7,693)      (6,998)
Other income, net                                                 (24)         (23)
Current income tax expense                                      4,060        3,226
Deferred financing costs amortization                          (1,397)      (1,323)
Discount amortization on long-term debt                        (7,908)      (7,661)
Amortization of loss on cash flow hedges                          (37)         (38)
Gains (losses) on long-term assets, net                         2,440          837
Gains (losses) on marketable securities                          (469)       3,096
Loss on derivative instruments                                 (1,084)      (2,617)
Sales of marketable securities, trading                            --       (4,484)
Foreign currency transaction gains (losses)                      (181)         532
Gain (loss) on early extinguishment of debt                        --         (908)
Equity in earnings (losses) of unconsolidated affiliates,
   net of dividends                                             5,903       (4,141)
Decrease (increase), net of effects from acquisitions,
  from changes in balance sheet accounts                       70,222        1,757
                                                            ---------    ---------
Adjusted cash flow derived from operating activities        $ 109,935    $  94,637
                                                            =========    =========

(7) Includes the elimination of inter-segment transactions and unallocated corporate expenses.

(8) Adjusted income derived from operating activities is computed by: subtracting direct costs, general and administrative expenses, and depreciation and amortization expense from Operating revenues and then adding Earnings from unconsolidated affiliates. Such amounts should not be used as a substitute to those amounts reported under GAAP. However, management evaluates the performance of its business units and the consolidated company based on several criteria, including adjusted income derived from operating activities, because it believes that this financial measure is an accurate reflection of the ongoing profitability of our company. A reconciliation of this non-GAAP measure to income before income taxes, which is a GAAP measure, is provided in the table above.